SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASS OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          OCWEN ASSET INVESTMENT CORP.
             (Exact Name of Registrant as Specified in its Charter)

              Virginia                                       65-0728025
       (State of Incorporation                            (I.R.S. Employer
          or Organization)                               Identification No.)


                   1675 Palm Beach Lakes Boulevard, Suite 1000
                         West Palm Beach, Florida 33401
              (Address of Registrant's principal executive offices)

If this Form relates to the registration      If  this  Form  relates  to  the registration
of a class of debt securities and is          of a class of debt securities and is to
effective upon filing pursuant to             become effective simultaneously with the
General Instruction A(c)(1) please            effectiveness   of  a  concurrent registration
check the following box. |_|                  statement under the Securities Act of
                                              1933 pursuant to General Instruction
                                              A(c)(2) please check the following box  |_|
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class                        Name of each exchange on which
 to be registered:                         each class is to be registered:
 ----------------                          ------------------------------

Common Stock                               New York Stock Exchange
$0.01 par value per share


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

None


Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock, $0.01 par value per share, of the Registrant is set forth under the caption "Description of Capital Stock" in the prospectus contained in the Registrant's Amendment No. 5 to Registration Statement on Form S-11 (No. 333-21965) filed with the Securities and Exchange Commission on May 9, 1997 (the "Registration Statement") and is incorporated herein by reference.

Item 2.  EXHIBITS.

         The  following  documents  and  instruments   defining  the  rights  of
Securityholders, filed as Exhibits to the Registration Statement, are herein incorporated by reference:

          1. Form of Common Stock Certificate (filed as Exhibit 4.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, as amended, and incorporated herein by reference.

          2. Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, as amended, and incorporated herein by reference).

          3. Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, as amended, and incorporated herein by reference).


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


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.







                                     OCWEN ASSET INVESTMENT CORP.


Dated:  April 20, 1998              By: /s/ William C. Erbey
                                        ------------------------------------
                                            William C. Erbey
                                            Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit
Number         Exhibit
------         -------

  1 Form of Common Stock Certificate (filed as Exhibit 4.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, as amended, and incorporated herein by reference).

  2 Amended and Restated Articles of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, as amended, and incorporated herein by reference).

  3 Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant's Amendment No. 2 to Registration Statement on Form S-11, No. 333-21965, filed pursuant to the Securities Act of 1933, as amended, and incorporated herein by reference).


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